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                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                    INDIVIDUAL VARIABLE RETIREMENT ANNUITY
                                   CONTRACT
                       SUPPLEMENT DATED NOVEMBER 8, 2000
                                      TO
              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 7, 2000

     Effective November 1, 2000 American General Life Insurance Company is amending the prospectus and its related statement of additional information for the sole purpose of reflecting a change in the principal underwriter of the Contracts.

     On page 28 of the prospectus, the first paragraph of the section titled "SALES AND ADMINISTRATIVE EXPENSES" is deleted in its entirety and replaced with the following:

SALES AND ADMINISTRATIVE EXPENSES

American General Distributors, Inc. ("AGDI") acts as principal underwriter with respect to the Contracts. AGDI is an affiliate of AGL. AGL performs all administrative functions and pays all administrative expenses with respect to the Contracts. These expenses include but are not limited to salaries, rents, postage, telephone, travel, legal, actuarial and accounting fees, office equipment and stationery. For these services, AGL makes a deduction from purchase payments based on the aggregate amount of all purchase payments made to date under the Contracts as shown in the following schedules. These deductions are made pursuant to the Contracts and are not subject to change. Schedule A, below, shows the deduction amounts used with Qualified Plans which were formerly referred to as H.R. 10 plans. Schedule B, below, shows the deduction amounts used when the Contract is sold for other tax-favored arrangements. Charges for administrative expenses are not expected to exceed administrative costs.

     On page 29 of the prospectus, the fourth paragraph following SCHEDULE B is deleted in its entirety and replaced with the following:

     The Contracts may be sold without charges for sales and administrative expenses to officers and full-time employees of Separate Account A; to any trust, pension, profit-sharing or other benefit plan for these people; and to certain employees and sales representatives of AGL. To be eligible AGL employees and sales representatives must spend one-half of their working time:

     On page 42 of the prospectus, the section titled "DISTRIBUTION ARRANGEMENTS" is deleted in its entirety and replaced with the following:

                           DISTRIBUTION ARRANGEMENTS

AGL offers the Contracts on a continuous basis. Sales of the Contracts are conducted by American General Securities Incorporated ("AGSI"), a broker-dealer that is a wholly-owned subsidiary of AGL.

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AGDI is the principal underwriter and distributor of the Contracts.  Before
November 1, 2000 AGSI  served in this role.   For a period of time you may
receive written information from us that identifies AGSI as the distributor of the Contracts.

AGDI is an affiliate of AGL. AGL, in turn, is an indirect, wholly-owned subsidiary of American General Corporation, a diversified financial services holding company engaged primarily in the insurance business. American General Financial Group is the marketing name for American General Corporation and its subsidiaries. AGDI's principal office is 2929 Allen Parkway, Houston, Texas 77019-2191. AGDI was organized as a Delaware corporation on June 24, 1994 and is a registered broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AGDI is also the principal underwriter for AGL's Separate Accounts A and VL-R, as well as the underwriter for various separate accounts of other AGL affiliates. These separate accounts are registered investment companies. AGDI, as the principal underwriter, is not paid any fees on the Contracts.

On page 4 of the statement of additional information, the section titled "PRINCIPAL UNDERWRITER" is deleted in its entirety and replaced with the following:

                             PRINCIPAL UNDERWRITER

American General Distributors, Inc. ("AGDI") is the principal underwriter and distributor of the Contracts. Before November 1, 2000 American General Securities Incorporated ("AGSI") served in this role. AGSI is our subsidiary broker-dealer.

AGDI is an affiliate of AGL. In the states of Florida and Illinois, AGDI is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. AGDI's principal office is at 2929 Allen Parkway, Houston, Texas 77019-2191. AGDI was organized as a Delaware corporation on June 24, 1994 and is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGDI is also the principal underwriter for AGL's Separate Accounts D and VL-R, as well as the underwriter for various separate accounts of other AGL affiliates. These separate accounts are registered investment companies.

AGDI, as the principal underwriter and distributor, is not paid any fees on the Contracts. As principal underwriter and distributor of the Contracts, AGSI did not receive any compensation from AGL for any of the past three years. No other affiliate of AGL receives any profit or benefit in connection with the purchase or sale of shares of the underlying mutual fund by Separate Account A.

AGL offers the securities under the Contracts on a continuous basis.

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